Net Loss per Share	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018
Earnings Per Share [Abstract]
Net Loss per Share

Note 8. Net Loss per Share

The following table sets forth the computation of basic and diluted net loss per share of common stock for the three and nine months ended September 30, 2019 (in thousands, except share and per share data):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Net Loss	$(9,038)	$(6,238)	$(36,183)	$(9,185)

Weighted-average shares used in computing net loss per share	22,907,349	5	7,755,137	2

Net loss per share, basic and diluted	$(0.39)	$(1,247,600)	$(4.67)	$(4,592,500)

The Company’s potentially dilutive securities, which include stock options and convertible preferred stock, have been excluded from the computation of diluted net loss per share as the effect would be to reduce the net loss per share. Therefore, the weighted average number of common shares outstanding used to calculate both basic and diluted net loss per share attributable to common stockholders is the same.

Prior to the IPO, the Company’s outstanding shares of Preferred Stock contractually entitled the holders of such shares to participate in distributions but contractually did not require the holders of such shares to participate in losses of the Company. Accordingly, these shares have not been included in the denominator used to calculate net loss per share.

Common Stock Equivalents

The following common stock equivalents presented based on amounts outstanding at each period end, have been excluded from the calculation of diluted net loss per share because including them would have had an anti-dilutive impact:

	September 30,
	2019	2018
Redeemable convertible preferred stock (as converted to common stock)	-	9,791,151
Stock options to purchase common stock	4,671,906	2,245,981
Warrants to purchase common stock	-	19,986

	4,671,906	12,057,118

Note 8. Net Loss per Share

Net Loss per Share

To date, the Company has been funded solely through the issuance of convertible notes and Preferred Stock. As of December 31, 2017, the Company had no shares of common stock outstanding. On August 21, 2018, PureTech Health, a related party (see Note 9), exercised a warrant to purchase twelve shares of common stock, resulting in a weighted-average number of common shares outstanding during the year ended December 31, 2018 of four shares and a net loss per share for this same period of $4.4 million.

The Company’s outstanding Preferred Stock contractually entitle the holders of such shares to participate in distributions but contractually does not require the holders of such shares to participate in losses of the Company. Accordingly, these shares have not been included in the denominator used to calculate net loss per share.

Common Stock Equivalents

The following common stock equivalents presented based on amounts outstanding at each period end, have been excluded from the calculation of diluted net loss per share because including them would have had an anti-dilutive impact:

	December 31,
	2017	2018
Redeemable convertible preferred stock (as converted to common stock)	5,730,513	9,791,151
Stock options to purchase common stock	1,100,224	2,310,369
Warrants to purchase common stock	19,998	19,986

	6,850,735	12,121,506